UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

RACKSPACE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Fanatical Place
City of Windcrest
San Antonio, Texas 78218
(Address of principal executive offices, including zip code)

(210) 312-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

a.On June 10, 2022, Rackspace Technology, Inc. (the “Company”) held its annual meeting of stockholders (“Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2022.

b.Proposal 1. To elect Timothy Campos, Dhiren Fonseca and Mitchell Garber to the Board of Directors of the Company as Class II Directors, in each case, for a term of three years expiring at the annual meeting of stockholders to be held in 2025. The Company’s stockholders duly elected Timothy Campos, Dhiren Fonseca and Mitchell Garber, by at least a plurality of the votes cast, to serve as Class II Directors until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Timothy Campos	147,959,069	24,587,239	7,619,769
Dhiren Fonseca	147,965,677	24,580,631	7,619,769
Mitchell Garber	136,036,130	36,510,178	7,619,769

c.Proposal 2. To conduct an advisory vote to approve the compensation of the Company’s named executive officers. The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers (a “say-on-pay vote”). The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
130,831,079	41,656,344	58,885	7,619,769

d.Proposal 3. To approve an amendment to the Company’s 2020 Equity Incentive Plan (the “2020 Incentive Plan”) to increase the number of shares of the Company’s Common Stock authorized to be issued under the plan. The Company’s stockholders voted to approve the amendment to the 2020 Incentive Plan. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,399,238	31,106,930	40,140	7,619,769

e.Proposal 4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
180,066,997	55,073	44,007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

Date:	June 14, 2022	By:	/s/ Holly B. Windham
Holly B. Windham
Executive Vice President, Chief Legal and People Officer and Corporate Secretary